UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2025

KARTOON STUDIOS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	001-37950 (Commission File Number)	20-4118216 (I.R.S. Employer Identification No.)

190 N. Canon Drive, 4th Fl., Beverly Hills, CA 90210

(Address of principal executive offices) (Zip Code)

(310) 273-4222

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TOON	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Registered Direct Offering and Concurrent Private Placement

On October 20, 2025, Kartoon Studios, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor (the “Purchaser”), pursuant to which the Company agreed to issue to the Purchaser, (i) in a registered direct offering (the “Registered Direct Offering”), 3,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and pre-funded warrants (“Pre-Funded Warrants”) to purchase up to 6,903,049 shares of Common Stock (the “Pre-Funded Warrant Shares”), and (ii) in a concurrent private placement (the “Concurrent Private Placement”), common warrants (the “Common Warrants”) to purchase an aggregate of up to 9,903,049 shares of Common Stock (the “Common Warrant Shares”), with an exercise price of $0.738. The Registered Direct Offering and the Concurrent Private Placement are collectively referred to in this Current Report on Form 8-K (“Current Report”) as the “Offerings.”

The Company expects the Offerings to close on October 22, 2025, subject to the satisfaction of customary closing conditions (the “Closing Date”), and to receive aggregate gross proceeds from the Offerings of approximately $7.3 million, excluding any proceeds that may be received upon the exercise of the Common Warrants and before deducting placement agent fees and other offering expenses payable by the Company. Each Share and privately placed Common Warrant will be sold at a public offering price of $0.738. Each Pre-Funded Warrant and privately placed Common Warrant will be sold at a public offering price of $0.737. The Shares, Pre-Funded Warrants and Common Warrants will be issued separately.

The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes. This capital infusion will also provide funds for the global launch and marketing of the upcoming animated series: Hundred Acre Wood’s Winnie & Friends, and Bitcoin Brigade , as well as the Stan Lee Universe expansion rollout, and ongoing growth and content acquisition for Kartoon Channel!’s streaming service.

The Shares, Pre-Funded Warrants and Pre-Funded Warrant Shares are being offered by the Company pursuant to a shelf registration statement on Form S-3 (File No. 333-276259), which was declared effective by the Securities and Exchange Commission (the “Commission”) on January 5, 2024 (the “Registration Statement”). The Common Warrants and the Common Warrant Shares are being issued in the Concurrent Private Placement and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and/or Rule 506(b) promulgated thereunder.

Pursuant to the terms of the Purchase Agreement, until January 31, 2026, the Company has agreed that neither it nor of its subsidiaries will issue (or enter into any agreement to issue) any shares of Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement) or file any registration statement or any amendment or supplement thereto, other than (i) the prospectus supplement relating to the Registered Direct Offering, (ii) the Resale Registration Statement (as defined below), and (iii) certain limited exceptions.

The Company has agreed, subject to limited exceptions, for a period from the date of the Purchase Agreement until October 20, 2027, not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement) involving a Variable Rate Transaction (as defined in the Purchase Agreement), provided however that commencing October 20, 2026, the Company shall be allowed to enter into, and issue shares pursuant to, an “at the market” offering.

Dawson James Securities Inc. acted as the exclusive placement agent (the “Placement Agent”) on a “reasonable best efforts” basis, in connection with the Offerings pursuant to that certain letter agreement, dated October 18, 2025 (the “Engagement Agreement”), by and between the Company and the Placement Agent. Pursuant to the Engagement Agreement, the Placement Agent will receive a cash fee of 7.0% of the aggregate gross proceeds paid to the Company for the securities sold in the Offerings as well as 7.0% of the gross proceeds received from the exercise of any Common Warrants and reimbursement of certain out-of-pocket expenses up to a maximum of $75,000. As additional compensation to the Placement Agent, in connection with the Offerings, the Company will issue to the Placement Agent or its designees, warrants (the “Placement Agent Warrants”) to purchase an aggregate of 693,213 shares of Common Stock (the “Placement Agent Warrant Shares”). The Placement Agent Warrants have substantially the same terms as the Common Warrants, except that they have an exercise price per share equal to $0.8118, which is equal to 110% of the public offering price per Share and privately placed Common Warrant. The Placement Agent Warrants are being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and/or Rule 506(b) promulgated thereunder.

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In addition, pursuant to the terms of the Engagement Agreement: (i) the Company has granted the Placement Agent, subject to certain exceptions, a right of first refusal for a period of twelve (12) months following the closing of the Offerings to act as the Company’s lead managing underwriter or book runner, or as lead placement agent, for any and all future equity or equity-linked (including convertible debt) offerings during such twelve-month period, and (ii) the Company has agreed to pay the Placement Agent a tail fee equal to the cash and warrant compensation in the Offerings, in connection with any public or private offering or other financing or capital-raising transaction of any kind effected by the Company to the extent that such financing or capital is provided to the Company by investors whom the Placement Agent had first introduced to the Company during the term of the Engagement Letter or within the 12-month period following the expiration or termination of the Engagement Agreement.

Pursuant to the Purchase Agreement, the Company agreed to file, as soon as practicable (and in any event within thirty (30) calendar days of the date of the Purchase Agreement), a registration statement on Form S-1 (or other appropriate form if the Company is not then S-1 eligible) (the “Resale Registration Statement”) providing for the resale by the Purchaser of the Common Warrant Shares issuable upon exercise of the Common Warrants. In addition, the Company will use commercially reasonable efforts to cause the Resale Registration Statement to become effective within ninety (90) days following the Closing Date and to keep the Resale Registration Statement effective at all times until the Purchaser does not own any Common Warrants or Common Warrant Shares.

Pursuant to the Purchase Agreement, the Purchaser has the right to participate in certain subsequent financings by the Company in an amount equal to 50% of such subsequent financings for 12 months following the Closing Date.

Pursuant to the Purchase Agreement, the Purchaser agreed that it neither it nor any affiliate will execute any sales of any of the Company’s securities: (i) with respect to all such sales (other than Short Sales (as such term is defined in the Purchase Agreement)), during the period commencing on the date of the Purchase Agreement and ending at December 31, 2025, and (ii) with respect to Short Sales) only, during the period commencing on the date of the Purchase Agreement and ending at December 31, 2025; provided that the foregoing restrictions shall not apply to any sales of any of the Company’s securities at a sale price per share of common stock greater than $1.00.

Terms of the Pre-Funded Warrants

The Pre-Funded Warrants will be immediately exercisable at an exercise price of $0.001 per share and will remain exercisable until such Pre-Funded Warrants are exercised in full.

The exercise price of the Pre-Funded Warrants, and the number of Pre-Funded Warrant Shares, will be subject to adjustment in the event of any stock dividend or split, reverse stock split, recapitalization, reorganization or similar transaction, as described in the Pre-Funded Warrants.

A holder will not have the right to exercise any portion of the Pre-Funded Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or, upon election of the holder, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such warrants. However, any holder may increase or decrease such percentage, provided that any increase will not be effective until the 61st day after such election.

In the event of a Fundamental Transaction (as such term is defined in the Pre-Funded Warrants), then the successor entity will succeed to, and be substituted for the Company, and may exercise every right and power that the Company may exercise and will assume all of the Company’s obligations under the Pre-Funded Warrants with the same effect as if such successor entity had been named in the Pre-Funded Warrant itself. If holders of the Common Stock are given a choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder will be given the same choice as to the consideration it receives upon any exercise of the Pre-Funded Warrant following such Fundamental Transaction.

Except as otherwise provided in the Pre-Funded Warrants or by virtue of such holder’s ownership of shares of Common Stock, the holder of a Pre-Funded Warrants will not have the rights or privileges of a holder of Common Stock, including any voting rights, until the holder exercises such warrant.

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Terms of the Common Warrants

The Common Warrants will be exercisable commencing after the six month anniversary of their issue date (the “Initial Exercise Date”) and will expire on the fifth anniversary of the Initial Exercise Date.

If at the time of exercise of the Common Warrants a registration statement registering the issuance of the Common Warrant Shares under the Securities Act is not effective or available, the holder may, in its sole discretion, elect to exercise the Common Warrants through a cashless exercise, in which case the holder would receive upon such exercise the net number of shares of Common Stock determined according to the formula set forth in the Common Warrants.

The exercise price of the Common Warrants, and the number of Common Warrant Shares, will be subject to adjustment in the event of any stock dividend or split, reverse stock split, recapitalization, reorganization or similar transaction, as described in the Common Warrants.

A holder will not have the right to exercise any portion of the Common Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or, upon election of the holder, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such warrants. However, any holder may increase or decrease such percentage, provided that any increase will not be effective until the 61st day after such election.

In the event of a Fundamental Transaction (as such term is defined in the Common Warrants), then the successor entity will succeed to, and be substituted for the Company, and may exercise every right and power that the Company may exercise and will assume all of the Company’s obligations under the Common Warrants with the same effect as if such successor entity had been named in the Common Warrant itself. If holders of the Common Stock are given a choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder will be given the same choice as to the consideration it receives upon any exercise of the Common Warrant following such Fundamental Transaction. In addition, the successor entity, at the request of holders of Common Warrants, will be obligated to purchase any unexercised portion of the Common Warrants in accordance with the terms thereof. Notwithstanding the foregoing, in the event of a Fundamental Transaction, the holders of the Common Warrants have the right to require the Company or a successor entity to redeem the Common Warrants for cash in the amount of the Black Scholes Value (as defined in the Common Warrants) of the unexercised portion of the Common Warrants concurrently with or within thirty (30) days following the consummation of a Fundamental Transaction. However, in the event of a Fundamental Transaction which is not in the Company’s control, including a Fundamental Transaction not approved by the Company’s board of directors, the holders of the Common Warrants will only be entitled to receive from the Company or its successor entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of the Common Warrant that is being offered and paid to the holders of Common Stock in connection with the Fundamental Transaction, whether that consideration is in the form of cash, stock or any combination of cash and stock, or whether the holders of Common Stock are given the choice to receive alternative forms of consideration in connection with the Fundamental Transaction.

Except as otherwise provided in the Common Warrants or by virtue of such holder’s ownership of shares of Common Stock, the holder of a Common Warrants will not have the rights or privileges of a holder of Common Stock, including any voting rights, until the holder exercises such warrant.

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The foregoing summaries of the Offerings, including the securities to be issued in connection therewith, the forms of Pre-Funded Warrants, Common Warrants, Placement Agent Warrants and Purchase Agreement, do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents, copies of which are attached hereto as Exhibits 4.1, 4.2, 4.3 and 10.1, respectively, and are each incorporated herein by reference.

The Company notes that the representations, warranties and covenants made by the Company in any agreement that is incorporated by reference herein were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreements. In addition, the assertions embodied in any representations, warranties and covenants contained in such agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to security holders generally. Moreover, such representations, warranties or covenants were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of the Company’s affairs at any time.

An opinion of Flangas Law Group, Nevada counsel to the Company, regarding the validity of the Shares and the Pre-Funded Warrant Shares being issued and sold in the Registered Direct Offering, and of Blank Rome LLP, securities counsel to the Company, regarding certain legal matters, are filed as Exhibits 5.1 and Exhibit 5.2, respectively.

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure regarding the Common Warrants, the Common Warrant Shares, the Placement Agent Warrants and the Placement Agent Warrant Shares set forth under Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. Such disclosure includes, but is not limited to, the fact that the Common Warrants, the Common Warrant Shares, the Placement Agent Warrants and the Placement Agent Warrant Shares are being issued in private placement transactions and have not been registered under the Securities Act and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and/or Rule 506(b) promulgated thereunder.

Item 8.01. Other Events.

On October 20, 2025, the Company issued a press release announcing the pricing of the Offerings described in Item 1.01 of this Current Report, a copy of which is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant
4.2	Form of Common Warrant
4.3	Form of Placement Agent Warrant
5.1	Opinion of Flangas Law Group
5.2	Opinion of Blank Rome LLP
10.1	Form of Securities Purchase Agreement, dated as of October 20, 2025, by and between the Company and the purchaser listed on the signature pages thereto
23.1	Consent of Flangas Law Group (included in Exhibit 5.1)
23.2	Consent of Blank Rome LLP (included in Exhibit 5.2)
99.1	Press release issued by Kartoon Studios, Inc., dated October 20, 2025 (pricing of the offering)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARTOON STUDIOS, INC.

Date: October 21, 2025	By:	/s/ Andy Heyward
	Name:	Andy Heyward
	Title:	Chief Executive Officer

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